                                                                                                                 Exhibit Exhibit (31.1)

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Antonio M. Perez, certify that:

1.  I have reviewed this Quarterly Report on Form 10-Q/A of Eastman Kodak Company; and

2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Antonio M. Perez
Antonio M. Perez
Chief Executive Officer

Date:           October 18, 2013